SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2003

NEW PLAN EXCEL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-12244 (Commission File Number)	33-0160389 (IRS Employer Identification Number)

1120 Avenue of the Americas, 12th Floor New York, New York (Address of principal executive offices)		10036 (Zip Code)

Registrant’s telephone number, including area code:

(212) 869-3000

Not applicable

(Former name or former address, if changed since last report)

Item 9.                    Regulation FD Disclosure

                Included herein on page A-1 is a copy of the written certification of certain officers of the registrant made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 concerning the registrant’s quarterly report filing on Form 10-Q for the quarter ended March 31, 2003.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PLAN EXCEL REALTY TRUST, INC.

Date: May 8, 2003	By:	/s/ STEVEN F. SIEGEL
Steven F. Siegel
Executive Vice President, General Counsel
and Secretary

Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, the Chief Executive Officer and the Chief Financial Officer of New Plan Excel Realty Trust, Inc. (the “Company”), each hereby certifies that, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to his knowledge on the date hereof:

(a)                                                          the Form 10-Q of the Company for the quarter ended March 31, 2003 filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)                                                         information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GLENN J. RUFRANO
Glenn J. Rufrano
Chief Executive Officer
May 8, 2003

/s/ JOHN B. ROCHE
John B. Roche
Chief Financial Officer
May 8, 2003

A signed original of this written statement required by Section 906 has been provided to New Plan Excel Realty Trust, Inc. and will be retained by New Plan Excel Realty Trust, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

A-1